UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 22, 2006

eFunds Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-31951	39-1506286
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Gainey Center II, Suite 300, 8501 North Scottsdale Road, Scottsdale, Arizona		85253
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	480.629.7700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Non-Employee Director Deferred Compensation Plan

On September 22, 2006 the Company amended the eFunds Corporation Non-Employee Directors Deferred Compensation Program (the "Program") to enable participating directors to elect to defer the settlement of any restricted stock units (RSUs) awarded to them in 2007 and beyond. Deferred RSUs will continue to vest (i.e. lose their risk of forfeiture) over their scheduled term, but the conversion of a deferred RSU into shares of common stock will be deferred until a date selected by the holder of that award in their deferral election.

Independent directors can continue to elect to defer the payment of any cash retainer fees under the amended Program. Fees that are so deferred are credited to a participating directors account in the form of RSUs (with each RSU being deemed to have a value equal to the fair market value of one share of common stock on its date of issuance). The RSUs are credited to the individuals participating in the fee deferral aspect of the Program on a quarterly basis and will be converted into shares of common stock in accordance with the deferral election made by the participating Director.

The amendments to the Program also allow participating directors to elect to have any RSUs credited to their accounts in 2007 and thereafter converted into shares of common stock in a lump sum upon termination of their service on the Board or on a subsequent anniversary of their service termination date, converted in installments following a termination of service or settled during their continued tenure on the Board. Prior to the most recent amendment to the Program, all of the RSUs credited to a participating directors account were converted into shares and issued to the director upon the termination of his or her service on the Board and this distribution method will remain as the sole option for deferrals credited prior to 2007. Each RSU issued under the Program receives dividend equivalent payments equal to any cash dividend paid on one share of common stock.

Technical Amendment to the eFunds Corporation 2006 Stock Incentive Plan

The Company amended the eFunds Corporation 2006 Stock Incentive Plan on September 22, 2006 to clarify that if there is any equity restructuring involving the Company, appropriate equitable adjustments must be made to awards outstanding under that plan to ensure that all of the holders of those awards are in the same economic position after the equity restructuring as they were before its occurrence.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eFunds Corporation

September 28, 2006	By:	/s/ George W. Gresham

Name: George W. Gresham
Title: Cheif Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	eFunds Corporation Non-Employee Directors Deferred Compensation Program
10.2	eFunds Corporation 2006 Stock Incentive Plan